Exhibit 10.1

JOINDER AND THIRD AMENDMENT

to Loan and security agreement

This Joinder and Third Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 27th day of September, 2019, among (a) SILICON VALLEY BANK, a California corporation (“SVB”), in its capacity as Administrative Agent (“Agent”), (b) SVB, and each other lender and other financial institutions party to the Loan Agreement (as defined below) from time to time (each, a “Lender” and collectively, the “Lenders”), (c) (i) ATRICURE, INC., a Delaware corporation with its chief executive office located at 7555 Innovation Way, Mason, Ohio 45040 (“AtriCure”), (ii) ATRICURE, LLC, a Delaware limited liability company (“AtriCure LLC”), (iii) ENDOSCOPIC TECHNOLOGIES, LLC, a Delaware limited liability company (“Endoscopic”), and (iv) nCONTACT SURGICAL, LLC, a Delaware limited liability company (“nContact”, and together with AtriCure, AtriCure LLC and Endoscopic, individually and collectively, jointly and severally, the “Borrower”), and (d) SentreHEART LLC, a Delaware limited liability company (“New Borrower”).

Recitals

A.    Agent, the Lenders and the Borrower have entered into that certain Loan and Security Agreement dated as of February 23, 2018, as amended by that certain First Amendment to Loan and Security Agreement dated December 28, 2018, and as further amended by that certain Consent and Second Amendment to Loan and Security Agreement dated August 12, 2019 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.    Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.    Borrower has requested that Agent and Lenders amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D.    Agent and Lenders have agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

    Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.    Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.    Joinder and Assumption.  New Borrower is a wholly-owned Subsidiary of AtriCure.  New Borrower hereby joins the Loan Agreement and each of the other appropriate Loan Documents, and agrees to comply with and be bound by all of the terms, conditions and covenants of the Loan Agreement and each of the other appropriate Loan Documents, as if such New Borrower were originally named a “Borrower” and/or a “Debtor” therein.  Without limiting the generality of the preceding sentence, New Borrower hereby assumes and agrees to pay and perform when due all present and future indebtedness, liabilities and obligations of Borrower under the Loan Agreement, including, without limitation, the Obligations.  From and after the date hereof, all references in the Loan Documents to “Borrower” and/or “Debtor” shall be deemed to refer to and include New Borrower.  Further, all present and future Obligations of Borrower shall be deemed to refer to all present and future Obligations of New Borrower.  New Borrower acknowledges that the Obligations are due and owing to Agent and the Lenders from Borrower including, without limitation, New Borrower, without any defense, offset or counterclaim of any kind or nature whatsoever as of the date hereof.

3.    Grant of Security Interest.  To secure the payment and performance of all of the Obligations, New Borrower hereby grants to Agent, for the ratable benefit of the Lenders, a continuing lien upon and security interest in all of New Borrower’s now existing or hereafter arising rights and interest in the Collateral, whether now owned or existing or hereafter created, acquired, or arising, and wherever located, including, without limitation, all of New Borrower’s assets listed on Exhibit A attached hereto and all of New Borrower’s books and records relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.  New Borrower represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral (subject only to Permitted Liens that are permitted pursuant to the terms of the Loan Agreement to have superior priority to Agent’s Lien under the Loan Agreement).  If New Borrower shall acquire a commercial tort claim, New Borrower shall promptly notify Agent in a writing signed by New Borrower of the general details thereof and grant to Agent, for the ratable benefit of the Lenders, in such writing a security interest therein and in the proceeds thereof, all upon the terms of the Loan Agreement, with such writing to be in form and substance reasonably satisfactory to Agent.  New Borrower further covenants and agrees that by its execution hereof it shall provide all such information, complete all such forms, and take all such actions, and enter into all such agreements, in form and substance reasonably satisfactory to Agent that are reasonably deemed necessary by Agent in order to grant and continue a valid, first perfected security interest to Agent, for the ratable benefit of the Lenders, in the Collateral (subject only to Permitted Liens that are permitted pursuant to the terms of the Loan Agreement to have superior priority to Agent’s Lien under the Loan Agreement).  New Borrower hereby authorizes Agent, on behalf of the Lenders, to file financing statements, without notice to any Borrower, with all appropriate jurisdictions in order to perfect or protect Agent’s and Lenders’ interest or rights under the Loan Agreement.  Such financing statements may indicate the Collateral as “all assets of the Debtor” or words of similar effect, or as being of an equal or lesser scope, or with greater detail, all in Agent’s discretion.

4.    Subrogation and Similar Rights.  Borrower (in each case including, without limitation, New Borrower) waives any suretyship defenses available to it under the Code or any other applicable law.  Borrower (in each case, including, without limitation, New

Borrower) waives any right to require Agent and/or any Lender to: (i) proceed against any other Borrower or any other Person; (ii) proceed against or exhaust any security; or (iii) pursue any other remedy.  Agent and/or any Lender may exercise or not exercise any right or remedy it has against any Borrower or any security it holds (including the right to foreclose by judicial or non-judicial sale) without affecting any Borrower’s liability.  Notwithstanding any other provision of this Amendment, the Loan Agreement, or any other Loan Documents, Borrower irrevocably subordinates to the prior payment in full of the Obligations and the termination of each Lender’s commitment to make Credit Extensions to Borrower and agrees not to assert or enforce prior to the payment in full of the Obligations and the termination of each Lender’s commitment to make Credit Extensions to Borrower, all rights that it may have at law or in equity (including, without limitation, any law subrogating such Borrower to the rights of Agent and/or any Lender under the Loan Agreement), to seek contribution, indemnification or any other form of reimbursement from any other Borrower or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by a Borrower with respect to the Obligations in connection with the Loan Agreement or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by any Borrower with respect to the Obligations in connection with the Loan Agreement or otherwise.  Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section shall be null and void.  If any payment is made to any Borrower in contravention of this section, such Borrower shall hold such payment in trust for Agent and the Lenders and such payment shall be promptly delivered to Agent for application to the Obligations, whether matured or unmatured.  Any Borrower may, acting singly, request Credit Extensions under the Loan Agreement.  Each Borrower hereby appoints the other as agent for the other for all purposes under the Loan Agreement, including with respect to requesting Credit Extensions thereunder.  Each Borrower shall be jointly and severally obligated to repay all Credit Extensions made under the Loan Agreement or any other Loan Documents, regardless of which Borrower actually received said Credit Extension, as if each Borrower directly received all Credit Extensions.

5.    Exhibit B (Compliance Certificate).  The Compliance Certificate attached to the Loan Agreement as Exhibit B is amended in its entirety and replaced with the Compliance Certificate in the form of Exhibit B attached hereto.

6.    Limitation of Amendments.

6.1    The amendments set forth in Section 5, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Agent and Lenders may now have or may have in the future under or in connection with any Loan Document.

6.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

7.    Representations and Warranties.  To induce Agent and each Lender to enter into this Amendment, Borrower and New Borrower hereby represent and warrant to Agent and each Lender as follows:

7.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

7.2    Borrower and New Borrower have the power and authority to execute and deliver this Amendment and to perform their respective obligations under the Loan Agreement, as amended by this Amendment;

7.3    The organizational documents of Borrower previously delivered to Agent either (i) remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect; or (ii) have been amended and have been delivered to Agent in connection with this Amendment;

7.4    The execution and delivery by Borrower and New Borrower of this Amendment and the performance by Borrower and New Borrower of their respective obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

7.5    The execution and delivery by Borrower and New Borrower of this Amendment and the performance by Borrower and New Borrower of their respective obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower or New Borrower, (b) any contractual restriction with a Person binding on Borrower or New Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower or New Borrower, or (d) the organizational documents of Borrower or New Borrower;

7.6    The execution and delivery by Borrower and New Borrower of this Amendment and the performance by Borrower and New Borrower of their respective obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower or New Borrower, except as already has been obtained or made; and

7.7    This Amendment has been duly executed and delivered by Borrower and New Borrower and is the binding obligation of Borrower and New Borrower, enforceable against Borrower and New Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

8.    Ratification of Intellectual Property Security Agreement.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of February 23, 2018, between Borrower and Agent, and acknowledges, confirms and agrees that said Intellectual Property Security

Agreement (a) contains an accurate and complete listing of all Intellectual Property Collateral (as defined therein) and (b) shall remain in full force and effect.

9.    Perfection Certificate.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated on February 23, 2018, as amended as set forth on Schedule 2 attached that certain First Amendment to Loan and Security Agreement dated December 28, 2018 (as amended, the “Original Perfection Certificate”) and acknowledges, confirms and agrees the disclosures and information Borrower provided to Agent in the Perfection Certificate, have not changed, and remain true, complete and correct as of the date hereof.  Borrower and New Borrower hereby agree that all references to the “Perfection Certificate” in any Loan Document shall be deemed to refer collectively to the Original Perfection Certificate and the New Borrower Perfection Certificate (as defined below).

10.    Integration.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

11.    Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

12.    Conditions to Effectiveness.  Borrower hereby agrees that the following documents shall be delivered to the Agent prior to or concurrently with the execution of this Amendment, each in form and substance reasonably satisfactory to the Agent:

12.1    copies, certified in a certificate executed by a duly authorized officer of New Borrower, to be true and complete as of the date of such certificate, of each of (i) the governing documents of New Borrower, as in effect on the date of such certificate, (ii) the resolutions of New Borrower authorizing the execution and delivery of this Amendment, all documents executed by it in connection herewith, and New Borrower’s performance of all of the transactions contemplated hereby, and (iii) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be so authorized;

12.2    a long-form good standing certificate of New Borrower, certified by the Secretary of State of the state of formation of New Borrower, and each jurisdiction in which New Borrower is qualified to do business, dated as of a date no earlier than thirty (30) days prior to the date hereof;

12.3    certified copies, dated as of a recent date, of UCC and other lien searches of New Borrower, as Agent may request and which shall be obtained by Agent, accompanied by written evidence (including any UCC termination statements) that the Liens revealed in any such searches either (i) will be terminated prior to or in connection with this Amendment, or (ii) will constitute Permitted Liens;

12.4    Intellectual Property search results for New Borrower, which shall be obtained by Agent;

12.5    completed exhibits to that certain Intellectual Property Security Agreement dated even date herewith by and between New Borrower and Agent;

12.6    a filed copy, which shall be filed by Agent, acknowledged by the appropriate filing office, of a UCC-1 Financing Statement, naming New Borrower as “Debtor” and Agent as “Secured Party”;

12.7    a Perfection Certificate of New Borrower, together with the duly executed signature thereto (the “New Borrower Perfection Certificate”);

12.8    Evidence satisfactory to Bank that the insurance policies and endorsements required by Section 6.7 of the Loan Agreement are in full force and effect with respect to New Borrower;

12.9    a landlord’s access and waiver agreement in favor of Agent for 300 Saginaw Drive, Redwood City, California 94063 by the landlord thereof, together with the duly executed signatures thereto;

12.10    a legal opinion (authority and enforceability) of New Borrower’s counsel dated as of the date hereof together with the duly executed signature thereto;

12.11    Borrower’s payment of Agent’s legal fees and expenses incurred in connection with this Amendment;

12.12    the original membership interest certificate for all membership interest in New Borrower together with an original, undated transfer powers satisfactory to Agent for such certificate executed in blank by an Authorized Signer of AtriCure;  and

12.13    such other documents as Agent may reasonably request.

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

The undersigned hereby certifies, to the best of his or her knowledge, that the information set out in the Perfection Certificate is true, complete and correct.

BORROWER:

ATRICURE, INC.	ATRICURE, LLC

By:____________________________	By:____________________________
Name: _________________________	Name: _________________________
Title: __________________________	Title: __________________________

ENDOSCOPIC TECHNOLOGIES, LLC	nCONTACT SURGICAL, LLC

By: ___________________________	By: ___________________________
Name: ________________________	Name: ________________________
Title:__________________________	Title:__________________________

SentreHEART LLC

By: __________________________
Name: _______________________
Title: ________________________

AGENT:	LENDER:

SILICON VALLEY BANK	SILICON VALLEY BANK

By: ________________________	By: ________________________
Name: _____________________	Name: _____________________
Title: ______________________	Title: ______________________